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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 19, 1996 in Post-Effective Amendment No. 4 to the Registration Statement (Form S-1 No. 33-76286) and related Amended Prospectus of MPSI Systems Inc. for the registration of 1,580,432 shares of its Common Stock.


                                            ERNST & YOUNG LLP

Tulsa, Oklahoma

December 18, 1996